UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Assurant, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 13, 2010. At the Annual Meeting, the Company’s stockholders (1) elected each of the nominees listed below to the Company’s Board of Directors, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2010, (3) approved an amendment of the Company’s Amended and Restated By-laws to implement majority voting for uncontested elections of directors, (4) approved an amendment of the Company’s Restated Certificate of Incorporation and Amended and Restated By-laws to declassify the Board of Directors, and (5) approved an amendment of the Assurant, Inc. Long Term Equity Incentive Plan (the “ALTEIP”) to increase the number of shares of common stock that may be issued under the plan.

The number of votes cast for and against, votes withheld, abstentions and broker non-votes, as applicable, on each of these matters was as follows:

Proposal 1: Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Howard L. Carver	94,956,356	723,682	4,079,129
Juan N. Cento	94,020,624	1,659,414	4,079,129
Allen R. Freedman	94,082,556	1,597,482	4,079,129
Elaine D. Rosen	94,958,686	721,352	4,079,129

Proposal 2: Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2010

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,124,178	612,118	22,871	0

Proposal 3: Amendment of the Company’s Amended and Restated By-laws to Implement Majority Voting for Uncontested Elections of Directors

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,536,100	3,144,142	78,925	0

Proposal 4: Amendment of the Company’s Restated Certificate of Incorporation and Amended and Restated By-laws to Declassify the Board of Directors

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,500,450	232,282	26,435	0

Proposal 5: Amendment of the ALTEIP

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,348,471	13,283,281	48,286	4,079,129

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 13, 2010, the stockholders of the Company approved an amendment to the ALTEIP increasing the number of shares of the Company’s common stock that may be issued under the ALTEIP from 3,400,000 to 5,300,000. The ALTEIP was not otherwise modified in any material respect.

A brief description of the ALTEIP, and the amendment thereto, is included as part of Proposal Five of the Company’s definitive 2010 Proxy Statement, filed with the U.S. Securities and Exchange Commission on April 8, 2010. The foregoing description of the ALTEIP, and the amendment thereto, is qualified in its entirety by reference to the full text of the ALTEIP, as amended and restated effective as of March 27, 2010, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

10.1	Amended and Restated Assurant, Inc. Long Term Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By:	/s/ STEPHEN W. GAUSTER
Stephen W. Gauster
Senior Vice President, Chief Corporate Counsel and Assistant Secretary

Date: May 17, 2010